THE BEAR STEARNS FUNDS

                                Income Portfolio

                              Class A, B, C Shares
                         Prospectus dated August 1, 2002

                                 Class Y Shares
                         Prospectus dated August 1, 2002

                              Prospectus Supplement
                            dated September 30, 2002




The third paragraph of the "Principal Strategies" section, appearing at page 1 of the Prospectus, has been revised and combined with the fourth paragraph on that page to read as follows:

      Under normal circumstances, the Income Portfolio invests in a portfolio with an overall duration between two and five years. Duration is a measure of the expected price volatility of a debt security or portfolio of debt securities. Duration and interest rates are inversely related. For example, if a bond has an effective duration of three years, you can expect a 1% increase in general interest rates to cause the bond's value to decrease about 3%.

 Please keep this Supplement with your Prospectus for future reference.









                                                                    BSF-S-022-01